UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  03/10/2010

APPLE INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-10030

CA	94-2404110
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1 Infinite Loop, Cupertino, CA 95014
(Address of principal executive offices, including zip code)

(408) 996-1010
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)        Compensatory Arrangements of Certain Officers.

On March 10, 2010, the Compensation Committee of the Board of Directors of Apple Inc. (the "Company") unanimously approved a recommendation by Steve Jobs, the Company's CEO, to award Timothy D. Cook, the Company's Chief Operating Officer, a one-time discretionary bonus of $5,000,000 and 75,000 restricted stock units in recognition of his outstanding performance in assuming the day-to-day operations of the Company for the period in fiscal 2009 during which Mr. Jobs was on medical leave of absence.

Fifty percent of the restricted stock units are scheduled to vest on each of March 10, 2011 and March 10, 2012, subject to Mr. Cook's continued employment with the Company through that date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLE INC.

Date: March 12, 2010	By:	/s/ Bruce Sewell
D. Bruce Sewell
Senior Vice President, General Counsel and Secretary